Shurgard Storage Centers, Inc.

Exhibit 10.41 - First Amendment to Third Amended and Restated Loan Agreement

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED LOAN AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT ("First Amendment") is made as of November 27, 2001, by and among the Lenders, BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders ("Agent"), BANK ONE, NA, a national banking association, as Syndication Agent, COMMERZBANK AKTIENGESELLSCHAFT, New York and Grand Cayman Branches, as Documentation Agent, U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Managing Agent; and SHURGARD STORAGE CENTERS, INC., a Washington corporation ("Borrower").

RECITALS

A. Lenders, Agent, Syndication Agent, Managing Agent and Borrower are parties to that certain Third Amended and Restated Loan Agreement dated as of February 26, 2001 (the "Loan Agreement").

B. The parties hereto are entering into this First Amendment to amend certain provisions of the Loan Agreement as set forth herein.

NOW, THEREFORE, Lenders, Agent and Borrower agree as follows:

AGREEMENT

1. Capitalized Terms. Capitalized terms not otherwise defined in this First Amendment shall have the meanings set forth in the Loan Agreement.

2. New Defined Terms. The following defined terms are added to Section 1.1 of the Loan Agreement:

"Identified Joint Ventures" means Shurgard/Fremont Partners I, a Washington general partnership, Shurgard/Fremont Partners II, a Washington general partnership, Shurgard/K&S I, LLC, a New York limited liability company, and CCP/SHURGARD VENTURE LLC, a Delaware limited liability company.

"Restatement Liability" means the liability attributed under generally accepted accounting principles to the amount payable by Borrower to exercise its option to purchase the interests of the other unrelated partners and members of the Identified Joint Ventures.

3. Amendment to Defined Terms. The definition of "Interest Expense" is hereby amended and restated as follows:

"Interest Expense" means, with respect to any fiscal quarter, the sum of: (a) all accrued or paid interest costs of Borrower and its Consolidated Subsidiaries during such fiscal quarter, calculated in accordance with generally accepted accounting principles; plus (b) capitalized interest, fees for performance guaranties, fees for letters of credit, and interest and fees relating to any other relevant liabilities of Borrower and its Consolidated Subsidiaries, in each case, accrued or paid during such fiscal quarter and calculated in accordance with generally accepted accounting principles; minus (c) that portion of Interest Expense attributed under generally accepted accounting principles solely to Restatement Liability.

4. Amendment to Section 7.12. Section 7.12 of the Loan Agreement is amended and restated as follows:

Ratio of Total Indebtedness to Gross Asset Value

. Borrower shall, as of the end of each fiscal quarter, cause the ratio of the Total Indebtedness to Gross Asset Value to be less than or equal to .55 to 1. As used in this Section, "Total Indebtedness" means, with respect to any fiscal quarter, the sum of (a) all Indebtedness of Borrower and the Consolidated Subsidiaries; plus (b) the Leased Property Cost (without duplication of amounts included in clause (a)); minus (c) the lesser of (i) 7.5% of the total assets of Borrower and the Consolidated Subsidiaries or (ii) the consolidated accounts payable and consolidated accrued liabilities of Borrower and the Consolidated Subsidiaries, in each case, as of the end of such fiscal quarter; minus (d) the Restatement Liability as of the end of such fiscal quarter.

5. Amendment to Section 7.14. Section 7.14 of the Loan Agreement is amended and restated as follows:

Fixed Charge Coverage

. Borrower shall, as of the end of each fiscal quarter, maintain a ratio of (a) EBIDA plus Lease Financing Rent Expense to (b) Interest Expense (excluding capitalized interest) plus Lease Financing Rent Expense plus dividends paid on preferred stock plus CPLTD of not less than 2.00 to 1, in each case, as calculated with respect to such fiscal quarter. As used in this Section: (i) "EBIDA" means net income, plus interest expense, depreciation and amortization expense of Borrower and its Consolidated Subsidiaries, plus any expense attributed under generally accepted accounting principles to the Restatement Liability (without duplication with any other amount included in this clause (i)); (ii) "Lease Financing Rent Expense" means the rent accrued under the Lease; and (iii) "CPLTD" means the current portion of long term debt (excluding balloon payments and Restatement Liability), in each case, calculated in accordance with generally accepted accounting principles.

6. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this First Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied:

(a) Delivery of Amendment. Borrower, Agent and Majority Lenders shall have executed and delivered counterparts of this First Amendment to Agent.

(b) Consent of Guarantors. Each Guarantor shall have executed the Guarantor's Consents attached hereto.

7. Representations and Warranties. Borrower hereby represents and warrants to Lenders and Agent that each of the representations and warranties set forth in Article 6 of the Loan Agreement (other than Section 6.6 thereof) is true and correct in each case as if made on and as of the date of this First Amendment, and Borrower expressly agrees that it shall be an additional Event of Default under the Loan Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

8. No Further Amendment. Except as expressly modified by this First Amendment, the Loan Agreement and the other Loan Documents shall remain unmodified and, as modified hereby, shall remain in full force and effect and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, Borrower expressly reaffirms and ratifies its obligation to pay or reimburse Agent and Lenders on request for all reasonable expenses, including legal fees, actually incurred by Agent or such Lender in connection with the preparation of this First Amendment, the other amendment documents in connection with this First Amendment ("Amendment Documents"), and the closing of the transactions contemplated hereby and thereby.

9. Miscellaneous.

(a) Entire Agreement. This First Amendment and the other Amendment Documents comprise the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

(b) Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Fourth Amendment.

(c) Governing Law. This First Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Washington.

(d) Oral Agreements Not Enforceable.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

BORROWER:

SHURGARD STORAGE CENTERS, INC.

By /s/Harrell Beck

Harrell Beck

Its Senior Vice President

Address: 1155 Valley Street

Suite 400

Seattle, WA 98109-4426

Attn: Chris McKay

Telephone: (206) 652-3854

Telefax: (206) 652-3710

LENDERS:

BANK OF AMERICA, N.A.

a national banking association

By /s/William P. Stivers

William P. Stivers

Its Senior Vice President

Address: Bank of America Tower

WA1-501-35-01

800 Fifth Avenue, Floor 35

Seattle, WA 98104

Attn: Robert D. Peters

Strategy Team

Telephone: (206) 358-3133

Telefax: (206) 585-1794

BANK ONE, NA

a national banking association

By /s/Timothy J. Carew

Timothy J. Carew

Its Director, Capital Markets

Address: Bank One NA

1 Bank One Plaza

Chicago, IL 60670

Attn: Timothy Carew

Telephone: (312) 732-5419

Telefax: (312) 732-5939

COMMERZBANK AKTIENGESELLSCHAFT,

NEW YORK AND GRAND CAYMAN

BRANCHES

a __________ banking corporation

By /s/ William Knickerbocker

William Knickerbocker

Its Assistant Vice President

By /s/Christen Barry

Christen Barry

Its Assistant Vice President

Address: Commerzbank AG

2 World Financial Center

New York, NY 10281

Telephone: (212) 266-7632

Telex: (212) 266-7565

U.S. BANK NATIONAL ASSOCIATION

By /s/ Miles S. Silverthorn

Miles S. Silverthorn

Its Vice President

Address: 1420 Fifth Avenue,

Floor 11, WWH733

Seattle, WA 98101

Attn: Miles Silverthorn

Telephone: (206) 344-4278

Telefax: (206) 344-2332

FLEET NATIONAL BANK

a national banking association

By /s/ Kathleen Ahern

Kathleen Ahern

Its Vice President

Address: 100 Federal Street

Boston, MA 02110

Attn: Kathleen Ahern

Telephone: (617) 434-2738

Telefax: (617) 434-7108

KEYBANK NATIONAL ASSOCIATION

a national banking association

By /s/ Mary K. Young

Mary K. Young

Its Vice President

Address: 700 Fifth Avenue, Floor 46

Seattle, WA 98104

Attn: Mary K. Young

Telephone: (206) 684-6085

Telefax: (206) 684-6035

LASALLE BANK NATIONAL ASSOCIATION

By /s/Klay Schmeisser

Klay Schmeisser

Its Vice President

Address: 135 South LaSalle Street

Suite 1225

Chicago, Illinois 60603

Attn: Klay Schmeisser

Telephone: (312) 904-0647

Telefax: (312) 904-6991

WASHINGTON MUTUAL BANK

a Washington banking corporation

By /s/ David M. Purcell

David M. Purcell 9;

Its Assistant Vice President

Address: 1201 Third Avenue

Suite 1000

Seattle, WA 98101

Attn: David M. Purcell

Telephone: (206) 377-4822

Telefax: (206) 377-2575

THE BANK OF NOVA SCOTIA

a Canadian banking corporation

By /s/ Patrik G. Norris

Patrik G. Norris

Its Director

Address: 888 S.W. 5th Avenue, Suite 750

Portland, OR 97204-2078

Attn: Patrik Norris

Telephone: (503) 222-3148

Telefax: (503) 222-5502

SUNTRUST BANK

a Georgia banking corporation

By /s/ Blake K. Thompson

Blake K. Thompson

Its Vice President

Address: SunTrust Bank

8245 Boone Boulevard, #820

Vienna, VA 22182

Attn: Blake K. Thompson

Telephone: (703) 902-9044

Telefax: (703) 902-9245

BANK HAPOALIM B.M.

a banking corporation of Israel

By /s/ Marc Bosc

Marc Bosc

Its Vice President

Address: Bank Hapoalim B.M.

1177 Avenue of the Americas

New York, NY 10036

Attn: Marc Bosc

Telephone: (212) 782-2181

Telefax: (212) 782-2187

AGENT:

BANK OF AMERICA, N.A.

By /s/ Dora A. Brown

Dora A. Brown

Its Vice President

Address: Bank of America Tower

WA1-501-37-20

800 Fifth Ave., Floor 37

Seattle, WA 98104-7001

Attn: Dora A. Brown

Commercial Agency Management

Telephone: (206) 358-0101

Telefax: (206) 358-0971

GUARANTOR'S CONSENT

Shurgard Evergreen Limited Partnership, a Delaware corporation (the "Guarantor"), is a guarantor of the indebtedness, liabilities and obligations of Shurgard Storage Centers, Inc., a Washington corporation (the "Borrower"), under the Third Amended and Restated Loan Agreement referred to in the within and foregoing First Amendment to Third Amended and Restated Loan Agreement (the "First Amendment") and the other Loan Documents described in the Loan Agreement. The Guarantor hereby acknowledges that it has received a copy of the First Amendment and hereby consents to its contents, including all prior and current amendments to the Loan Agreement, and the other Loan Documents described therein (notwithstanding that such consent is not required). The Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Loan Documents shall include the obligations of Borrower under the Loan Documents as amended by the First Amendment.

DATED: November __, 2001

GUARANTOR: SHURGARD EVERGREEN LIMITED PARTNERSHIP

By: Shurgard Storage Centers, Inc., its General partner 9;

By /s/ Harrell Beck

Harrell Beck

Its Senior Vice President

GUARANTOR'S CONSENT

SSC Evergreen, Inc., a Delaware corporation (the "Guarantor"), is a guarantor of the indebtedness, liabilities and obligations of Shurgard Storage Centers, Inc., a Washington corporation (the "Borrower"), under the Third Amended and Restated Loan Agreement referred to in the within and foregoing First Amendment to Third Amended and Restated Loan Agreement (the "First Amendment") and the other Loan Documents described in the Loan Agreement. The Guarantor hereby acknowledges that it has received a copy of the First Amendment and hereby consents to its contents, including all prior and current amendments to the Loan Agreement, and the other Loan Documents described therein (notwithstanding that such consent is not required). The Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Loan Documents shall include the obligations of Borrower under the Loan Documents as amended by the First Amendment.

DATED: November __, 2001

GUARANTOR: SSC EVERGREEN, INC.

By: Shurgard Storage Centers, Inc., its General partner ; 9;

By /s/ Harrell Beck

Harrell Beck

Its Senior Vice President

GUARANTOR'S CONSENT

Shurgard Institutional Fund LP II (the "Guarantor") is a guarantor of the indebtedness, liabilities and obligations of Shurgard Storage Centers, Inc., a Washington corporation (the "Borrower"), under the Third Amended and Restated Loan Agreement referred to in the within and foregoing First Amendment to Third Amended and Restated Loan Agreement (the "First Amendment") and the other Loan Documents described in the Loan Agreement. The Guarantor hereby acknowledges that it has received a copy of the First Amendment and hereby consents to its contents, including all prior and current amendments to the Loan Agreement, and the other Loan Documents described therein (notwithstanding that such consent is not required). The Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Loan Documents shall include the obligations of Borrower under the Loan Documents as amended by the First Amendment.

DATED: November __, 2001

GUARANTOR: SHURGARD INSTITUTIONAL FUND LP II

By: Shurgard Storage Centers, Inc., its General partner ; 9;

By /s/ Harrell Beck

Harrell Beck

Its Senior Vice President

GUARANTOR'S CONSENT

Shurgard Texas Limited Partnership (the "Guarantor") is a guarantor of the indebtedness, liabilities and obligations of Shurgard Storage Centers, Inc., a Washington corporation (the "Borrower"), under the Third Amended and Restated Loan Agreement referred to in the within and foregoing First Amendment to Third Amended and Restated Loan Agreement (the "First Amendment") and the other Loan Documents described in the Loan Agreement. The Guarantor hereby acknowledges that it has received a copy of the First Amendment and hereby consents to its contents, including all prior and current amendments to the Loan Agreement, and the other Loan Documents described therein (notwithstanding that such consent is not required). The Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Loan Documents shall include the obligations of Borrower under the Loan Documents as amended by the First Amendment.

DATED: November __, 2000

GUARANTOR: SHURGARD TEXAS LIMITED PARTNERSHIP

By: Shurgard Storage Centers, Inc., its General partner  9;

By /s/ Harrell Beck

Harrell Beck

Its Senior Vice President